MERRILL LYNCH
GLOBAL BOND
FUND

For Investment and
Retirement











FUND LOGO











Quarterly Report

September 30, 1996



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Global Bond Fund
For Investment
And Retirement
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper




Merrill Lynch Global Bond Fund for Investment and Retirement


PORTFOLIO INFORMATION



Type of Issues*
As of September 30, 1996


Bar graph depicting Type of Issues* as a percentage of net assets as of September 30, 1996

US Government Obligations                   3.40%
Financial Services                         20.17%
Commercial Paper                            5.43%
Soverereign Government Obligations         71.97%
Beverages                                   1.03%


Geographical Diversification*
As of September 30, 1996


Pie graph depicting Geographical Diversification* as a percentage of net assets as of September 30, 1996

Germany                                     4.45%
France                                      8.20%
Japan                                       4.05%
Denmark                                     9.65%
United States                               8.83%
Sweden                                     13.76%
Ireland                                     4.47%
Canada                                      9.61%
New Zealand                                 2.75%
European Currency Units                     5.01%
Australia                                   4.83%
United Kingdom                              5.18%
Spain                                       7.60%
Italy                                      13.61%


Maturity of Investments*
As of September 30, 1996


Bar graph depicting Maturity of Investments* as a percentage of net assets as of September 30, 1996


5 yrs-10 yrs                                 53%
10 yrs +                                     25%
0-6 months                                    7%
6 months--5 yrs                              17%
[FN]
*Percent of net assets may not equal 100%.





DEAR SHAREHOLDER

Until the US economy slows, this year's principal trends will continue--flat performance by US Treasury securities and stronger performances by European bond markets. We expect that in Europe convergence trends will remain intact and short-term interest rates will still be subject to downward pressure. Currently, there are no signs of a significant slowdown in US economic activity and the greater risk is that inflationary pressures are building, in our opinion. The greatest threat to the US Treasury market is the trend in wage growth. In recent years, the relationship between falling unemployment and rising wage growth appeared to be breaking down. Now, with wage growth at 3.6%, well above its 1995 trough of 2%, low unemployment appears to be having an impact. Although raw material prices remain stable, oil prices are of some concern. The combination of faster wage growth and strong demand is likely to push consumer price inflation higher in the months ahead. Only slower employment growth can reverse that trend and that is unlikely to materialize until there is a tightening in monetary policy.

In contrast, inflationary pressures in Europe are almost totally non-existent. Labor markets continue to be reformed, unemployment is still trending higher, while a combination of austere fiscal policy in preparation for European Monetary Union (EMU) and overvalued currencies constrain economic activity. Bond yields are falling relative to the United States but the principal prop to next year's economic prospects is the hope that the US dollar will remain robust. Bundesbank policy appears largely to be directed in this direction. Germany's surprise cut of 30 basis points (0.30%) on the repurchasing rate is only the first step in the move to much lower short-term interest rates throughout Europe.

Getting the US dollar to rise has not been easy, given the combined size of the current US account deficit and outflow of capital by US investors. To attract a corresponding inflow requires a combination of an inexpensive dollar and an attractive yield pick-up on US assets. Therefore, both Bundesbank and Bank of Japan (BOJ) policies are constrained to keeping short-term interest rates low enough to allow long-term yields to remain well below US Treasury yields. This means that any fall in US yields and any tendency for these yield spreads to narrow will undermine the US dollar and prolong the period of easy money elsewhere. Given the Bundesbank monetary policy easing and a gradually rising US dollar, convergence will remain a feature of European markets.

Although meeting Maastricht criteria is proving difficult for many countries, the political will to move toward EMU is strong enough to overcome this hurdle. However, successful progress toward EMU is dependent on the European currency bloc not strengthening. Therefore, the Spanish and Italian authorities remain hopeful that they will be part of the first group of EMU participants. The exception to this general rule is the UK gilt market. Not only is the pound sterling's return to the Exchange Rate Mechanism unlikely, but in sharp contrast to the rest of Europe, strong domestic demand is causing a rise in inflation. One measure of retail prices, which excludes both mortgage interest payments and seasonal food prices, reached a 30-year high in September. Unlike the rest of Europe, the UK yield curve is likely to steepen as the temptation to cut interest rates remains.

In Japan, the second-quarter gross domestic product report showed a consolidation in growth after the overstatement seen in the first quarter. The Ministry of Finance is likely to wait longer before raising short-term interest rates. While a move by the US Federal Reserve Board could permit the BOJ to follow suit, there are still sufficient uncertainties about the strength of industrial production and private investment over the next three months--six months to suggest they will not move until late in the year, after elections which were called earlier then planned. Post-election, probably after the November Tankan report is released, we expect the BOJ to start nudging short-term interest rates higher. The BOJ will probably argue that since data indicated that the economic recovery is on firmer ground, it is appropriate to tilt the monetary policy lever from "loose" to "neutral."

Current Portfolio Composition
We continued to overweight Merrill Lynch Global Bond Fund for Investment and Retirement in the European high-yield markets. This positioning along with a significant underexposure to the Japanese market contributed greatly to the outperformance of the Fund versus the unmanaged JP Morgan Global Government Index both over the past months, year-to-date and trailing 12 months. At September 30, 1996, European high-yield markets reflected 36% of the portfolio while Japan comprised only 4%.

In late September, we also pared back the Fund's significant overexposure to the New Zealand and Australian bond markets. Spreads had tightened against the United States to the narrowest point in three years. There may be basis for us to reinvest in Australia as the inflation rate remains stable and the central bank is biased toward lower short-term interest rates. In New Zealand there are also rising political concerns, with elections expected to produce a coalition government. We believe the strong sense of fiscal responsibility embraced by the New Zealand central bank is going to be tested, therefore we became more defensive. Canada was the beneficiary of the proceeds. A strengthening Canadian currency along with a central bank policy of reducing short-term interest rates gave us the confidence to begin building long-term positions.


Investment Outlook
With EMU expected to take place in some form by 1999, a further narrowing of these spreads should take place in Europe. We believe there will be periods when certain markets will outperform. For example, the Italian government suggested tax changes which would benefit offshore investors in the domestic Italian market. However, we expect the convergence theme to continue. The Fund will maintain its overweight exposure to the high-yielding markets. The United Kingdom citizens will also vote in the fall. With its strong anti-EMU position the gilt market is expected to underperform as long as convergence takes place. If there were a perceptual change in investors' belief that EMU would take place, the gilt market would become the beneficiary of huge inflows compared to other European markets. Currently, we do not believe this will happen. In Japan, as outlined above, not until early 1997 will the market be attractive. Within the dollar-bloc economies, Canada and Australia are favored over the United States.

In Conclusion
We thank you for your continued investment in Merrill Lynch Global Bond Fund for Investment and Retirement, and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Sean J. Casey)
Sean J. Casey
Vice President and Portfolio Manager






October 22, 1996





PERFORMANCE DATA



About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results
                                                                                12 Month  3 Month
                                                9/30/96   6/30/96   9/30/95     % Change  % Change
Class A Shares*                                  $9.35     $9.14     $9.19       +1.74%    +2.30%
Class B Shares*                                   9.35      9.14      9.20       +1.63     +2.30
Class C Shares*                                   9.35      9.14      9.19       +1.74     +2.30
Class D Shares*                                   9.35      9.14      9.20       +1.63     +2.30
Class A Shares--Total Return*                                                    +8.19(1)  +3.80(2)
Class B Shares--Total Return*                                                    +7.25(3)  +3.60(4)
Class C Shares--Total Return*                                                    +7.27(5)  +3.58(6)
Class D Shares--Total Return*                                                    +7.81(7)  +3.74(8)
Class A Shares--Standardized 30-day Yield         5.35%
Class B Shares--Standardized 30-day Yield         4.79%
Class C Shares--Standardized 30-day Yield         4.71%
Class D Shares--Standardized 30-day Yield         5.27%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.572 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.132 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.500 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.114 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.492 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.112 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.549 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.126 per share ordinary income dividends.





PERFORMANCE DATA (continued)


Performance Summary--Class A Shares
                                     Net Asset Value    Capital Gains
Period Covered                   Beginning      Ending   Distributed   Dividends Paid*    % Change**
10/25/88--12/31/88                 $10.22      $10.24          --          $0.251          + 2.66%
1989                                10.24        9.77          --           1.131          + 7.27
1990                                 9.77        9.93          --           1.266          +15.64
1991                                 9.93       10.38          --           1.045          +16.00
1992                                10.38        9.79        $0.096         1.276          + 7.83
1993                                 9.79       10.03         0.020         0.998          +13.21
1994                                10.03        8.96          --           0.546          - 5.29
1995                                 8.96        9.54          --           0.585          +13.39
1/1/96--9/30/96                      9.54        9.35          --           0.403          + 2.54
                                                             ------        ------
                                                       Total $0.116  Total $7.501

                                                    Cumulative total return as of 9/30/96: +98.59%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.

Performance Summary--Class B Shares
                                     Net Asset Value    Capital Gains
Period Covered                   Beginning      Ending   Distributed   Dividends Paid*    % Change**
8/29/86--12/31/86                  $10.00      $10.16          --          $0.194          + 3.93%
1987                                10.16       10.68        $0.382         1.303          +22.82
1988                                10.68       10.24          --           0.817          + 3.82
1989                                10.24        9.77          --           1.057          + 6.45
1990                                 9.77        9.93          --           1.191          +14.76
1991                                 9.93       10.39          --           0.969          +15.23
1992                                10.39        9.79         0.096         1.197          + 6.91
1993                                 9.79       10.03         0.020         0.921          +12.36
1994                                10.03        8.96          --           0.475          - 6.01
1995                                 8.96        9.54          --           0.514          +12.52
1/1/96--9/30/96                      9.54        9.35          --           0.351          + 1.95
                                                             ------        ------
                                                       Total $0.498  Total $8.989

                                                   Cumulative total return as of 9/30/96: +141.60%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.




PERFORMANCE DATA (concluded)

Performance Summary--Class C Shares
                                     Net Asset Value    Capital Gains
Period Covered                   Beginning      Ending   Distributed   Dividends Paid*    % Change**
10/21/94--12/31/94                  $9.21       $8.96          --          $0.091          - 1.73%
1995                                 8.96        9.54          --           0.507          +12.44
1/1/96--9/30/96                      9.54        9.35          --           0.345          + 1.89
                                                                           ------
                                                                     Total $0.943

                                                    Cumulative total return as of 9/30/96: +12.58%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance Summary--Class D Shares
                                     Net Asset Value    Capital Gains
Period Covered                   Beginning      Ending   Distributed   Dividends Paid*    % Change**
10/21/94--12/31/94                  $9.21       $8.96          --          $0.101          - 1.62%
1995                                 8.96        9.54          --           0.562          +13.11
1/1/96--9/30/96                      9.54        9.35          --           0.386          + 2.35
                                                                           ------
                                                                     Total $1.049

                                                    Cumulative total return as of 9/30/96: +13.89%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.


Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**

Class A Shares*

Year Ended 9/30/96                         +8.19%         +3.87%
Five Years Ended 9/30/96                   +7.44          +6.57
Inception (10/25/88)
through 9/30/96                            +9.03          +8.47
[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/96                         +7.25%         +3.25%
Five Years Ended 9/30/96                   +6.64          +6.64
Ten Years Ended 9/30/96                    +9.22          +9.22
[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.

                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 9/30/96                         +7.27%         +6.27%
Inception (10/21/94)
through 9/30/96                            +6.28          +6.28
[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**

Class D Shares*

Year Ended 9/30/96                         +7.81%         +3.50%
Inception (10/21/94)
through 9/30/96                            +6.92          +4.70
[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.




SCHEDULE OF INVESTMENTS
                           Face                                         Interest       Maturity                      Percent of
                          Amount         Long-Term Obligations            Rate           Date             Value      Net Assets

Australia
Sovereign        A$    14,600,000     New South Wales Treasury Corp.      7.00 %      2/01/2000        $ 11,471,225     2.27%
Government             16,000,000     Queensland Treasury Corp.
Obligations                           Domestic Issue                      8.00        8/14/2001          12,931,774     2.56


                                      Total Investments in Australia (Cost--$23,531,509)                 24,402,999     4.83


Canada

Financial        C$    12,400,000     Bayerische Landesbank               8.625       9/12/2005           9,818,943     1.94
Services


Sovereign               4,300,000     Canadian Government Bond            7.50        3/01/2001           3,316,556     0.66
Government             14,000,000     Canadian Government Bond            7.00       12/01/2006          10,173,128     2.01
Obligations            33,750,000     Province of Ontario                 7.50        1/19/2006          25,262,941     5.00


                                      Total Investments in Canada (Cost--$47,751,317)                    48,571,568     9.61


Denmark


Financial       Dkr   280,000,000     Nykredit                            6.00       10/01/2026          40,568,834     8.02
Services


Sovereign              47,000,000     Denmark Government Bond             7.00       12/15/2004           8,203,496     1.63
Government
Obligations


                                      Total Investments in Denmark (Cost--$48,384,209)                   48,772,330     9.65


European Currency Units


Sovereign       ECU    19,500,000     French Government BTAN              7.00        4/25/2006          25,337,840     5.01
Government
Obligations


                                      Total Investments in European
                                      Currency Units (Cost--$25,561,612)                                 25,337,840     5.01


France


Financial       Frf    50,000,000     Credit Local de France              5.75        8/27/1998           9,951,463     1.97
Services               50,000,000     Interamerican Development
                                      Bank (IADB)                         7.00        9/13/2000          10,375,896     2.05


Sovereign             752,000,000     French Oat STRIPS**                 7.54++      4/25/2023          21,127,688     4.18
Government
Obligations

                                      Total Investments in France (Cost--$41,740,763)                    41,455,047     8.20


Germany


Financial       DM      8,000,000     KFW International Finance Inc.      6.25       10/15/2003           5,384,192     1.07
Services                8,000,000     KFW International Finance Inc.      6.75        6/20/2005           5,432,953     1.07


Sovereign               3,000,000     Bundes Obligations                  5.25        2/21/2001           1,996,657     0.40
Government              8,000,000     Deutschland Republic                6.75        4/22/2003           5,557,216     1.10
Obligations             6,400,000     Land-Baden Wuerttemburg             6.00        1/25/2006           4,107,275     0.81


                                      Total Investments in Germany (Cost--$22,843,130)                   22,478,293     4.45

SCHEDULE OF INVESTMENTS (continued)
                           Face                                         Interest       Maturity                      Percent of
                          Amount         Long-Term Obligations            Rate           Date             Value      Net Assets

Ireland
Sovereign       Iep    14,000,000     Irish Government Bond               6.50 %     10/18/2001        $ 22,626,024     4.47%
Government
Obligations


                                      Total Investments in Ireland (Cost--$22,030,086)                   22,626,024     4.47


Italy


Sovereign       Lit 1,000,000,000     Buoni Poliennali Del Tesoro
Government                            (Italian Government Bond)          10.50       11/01/1998             691,666     0.14
Obligations         8,000,000,000     Buoni Poliennali Del Tesoro
                                      (Italian Government Bond)          10.50        4/01/2005           5,978,704     1.18
                   50,000,000,000     Buoni Poliennali Del Tesoro
                                      (Italian Government Bond)           9.50        2/01/2006          35,125,542     6.95
                   40,000,000,000     Buoni Poliennali Del Tesoro
                                      (Italian Government Bond)           9.00       11/01/2023          27,014,592     5.34


                                      Total Investments in Italy (Cost--$66,644,914)                     68,810,504    13.61

Japan


Financial       YEN 1,200,000,000     Oesterreichische Kontrollbank AG    1.563       1/29/2001          11,152,467     2.21
Services              400,000,000     Republic of Italy                   3.75        6/08/2005           3,804,484     0.75
                      550,000,000     World Bank                          4.50        3/20/2003           5,536,502     1.09


                                      Total Investments in Japan (Cost--$20,944,996)                     20,493,453     4.05


New Zealand


Sovereign       NZ$    19,750,000     New Zealand Government Bond        10.00        7/15/1997          13,926,555     2.75
Government
Obligations


                                      Total Investments in New Zealand (Cost--$13,896,652)               13,926,555     2.75


Spain


Sovereign       Pta 1,825,000,000     Government of Spain                10.50       10/30/2003          16,337,554     3.23
Government          2,685,000,000     Government of Spain                 8.80        4/30/2006          22,063,650     4.37
Obligations


                                      Total Investments in Spain (Cost--$37,540,905)                     38,401,204     7.60


Sweden


Sovereign       Skr   300,000,000     Government of Sweden                6.00        2/09/2005          41,516,158     8.21
Government            180,000,000     Government of Sweden                8.00        8/15/2007          28,078,587     5.55
Obligations


                                      Total Investments in Sweden (Cost--$67,668,522)                    69,594,745    13.76

SCHEDULE OF INVESTMENTS (concluded)
                           Face                                         Interest       Maturity                      Percent of
                          Amount         Long-Term Obligations            Rate           Date             Value      Net Assets

United Kingdom
Beverages       Pound   3,250,000     Cadbury Schweppes PLC               8.00%      12/29/2000        $  5,197,222     1.03%
             Sterling


Sovereign              12,000,000     United Kingdom Gilt                 9.75        8/27/2002          20,974,912     4.15
Government
Obligations


                                      Total Investments in the United Kingdom (Cost--$25,840,580)        26,172,134     5.18


United States


US Government   US$     7,000,000     United States Treasury Bond         7.00        7/15/2006           7,145,460     1.41
Obligations               400,000     United States Treasury Note         6.25        6/30/1998             401,124     0.08
                        2,600,000     United States Treasury Note         6.00        8/15/1999           2,581,722     0.51


                                      Total Investments in the United States (Cost--$10,057,563)         10,128,306     2.00


                                      Total Investments in Long-Term Obligations (Cost--$474,436,758)   481,171,002    95.17


                                         Short-Term Obligations


Commercial      US$    27,477,000     General Electric Capital Corp.      5.80       10/01/1996          27,477,000     5.43
Paper*


                                      Total Investments in Commercial Paper (Cost--$27,477,000)          27,477,000     5.43


US Government           7,250,000     United States Treasury Bill         5.27        3/13/1997           7,081,582     1.40
Obligations*


                                      Total Investments in US Government
                                      Obligations (Cost--$7,077,005)                                      7,081,582     1.40


                                      Total Investments in Short-Term Obligations (Cost--$34,554,005)    34,558,582     6.83

Total Investments (Cost--$508,990,763)                                                                  515,729,584   102.00

Unrealized Depreciation on Forward Foreign Exchange Contracts***                                           (150,321)   (0.03)

Liabilities in Excess of Other Assets                                                                    (9,968,546)   (1.97)
                                                                                                       ------------   ------
Net Assets                                                                                             $505,610,717   100.00%
                                                                                                       ============   ======


Net Asset Value:   Class A--Based on net assets of $74,474,954 and 7,965,608 shares outstanding        $       9.35
                                                                                                       ============
                   Class B--Based on net assets of $384,320,858 and 41,095,501 shares outstanding      $       9.35
                                                                                                       ============
                   Class C--Based on net assets of $9,483,981 and 1,014,339 shares outstanding         $       9.35
                                                                                                       ============
                   Class D--Based on net assets of $37,330,924 and 3,993,510 shares outstanding        $       9.35
                                                                                                       ============

 ++Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
  *Commercial Paper and certain US Government Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
 **STRIPS--Separate Trading of Registered Interest and Principal of
   Securities.
***Forward foreign exchange contracts as of September 30, 1996 were as follows:

                                                 Unrealized
                               Expiration       Appreciation
   Foreign Currency Sold          Date         (Depreciation)

   A$      32,000,000          October 1996     $   (6,400)
   Dkr    160,000,000          October 1996        (44,021)
   Lit 60,000,000,000          October 1996       (143,018)
   Pta  2,800,000,000          October 1996        152,487
   Skr    240,000,000          October 1996        (83,899)
   YEN  2,000,000,000          October 1996        (25,470)

   Total Unrealized Depreciation on
   Forward Foreign Exchange Contracts
   (US$ Commitment--$167,910,282)               $ (150,321)
                                                ==========


OFFICERS AND TRUSTEES


Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
Edward H. Meyer, Trustee
Charles C. Reilly, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Terry K. Glenn, Executive Vice President
N. John Hewitt, Senior Vice President
Donald C. Burke, Vice President
Sean J. Casey, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
225 Franklin Street
Boston, Massachusetts 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863